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                                                                    Exhibit 23.1



                    Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed S-8 Registration Statement File Nos. 333-69697, 333-77027 and 333-96295.



Vienna, Virginia
March 27, 2000